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                                THE ARBOR FUND

                          GOLDEN OAK GROWTH PORTFOLIO
                           GOLDEN OAK VALUE PORTFOLIO
                    GOLDEN OAK TAX-MANAGED EQUITY PORTFOLIO
                 GOLDEN OAK INTERMEDIATE-TERM INCOME PORTFOLIO
                  GOLDEN OAK MICHIGAN TAX FREE BOND PORTFOLIO
               GOLDEN OAK PRIME OBLIGATION MONEY MARKET PORTFOLIO
                       (THE "GOLDEN OAK FAMILY OF FUNDS")

                       Supplement Dated October 25, 1999
                      to the Prospectus dated May 31, 1999


This supplement provides new and additional information beyond that contained in the Prospectus and should be retained and read in conjunction with the Prospectus.

The following new paragraph is to be added to the "Portfolio Managers" section on page 21, which is amended and restated to read as follows:

James A. Nawrocki serves as a Portfolio Manager for Citizens Bank. He has assisted Mr. Wheeler in the management of the Golden Oak Intermediate-Term Income Portfolio and Mr. Cross in the management of the Golden Oak Michigan Tax Free Bond Portfolio since October, 1999. Prior to joining Citizens Bank, Mr. Nawrocki was with Dow Chemical Co. for 25 years. He managed fixed income investments for 8 years during his career at Dow Chemical Co. and was responsible for managing Dow's Internal Fixed Income Pooled Account. From 1998 to September of 1999, Mr. Nawrocki was a financial consultant for First of Michigan Corporation.


               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE


GOK-A-001-09